1933 Act File No. 333-84624
                                                     1940 Act File No. 811-21046

                               VAN ECK FUNDS, INC.

                          Supplement dated May 7, 2007
                                to the Prospectus
                                dated May 1, 2007

         This   supplement   updates  certain   information   contained  in  the
above-dated Prospectus for Van Eck Funds, Inc. (the "Trust") regarding the Mid Cap Value Fund (the "Fund"), a series of the Trust. You may obtain copies of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.
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         1.       The following  paragraph replaces the eighth full paragraph on page 3 of the Prospectus:

         "The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including open end and closed end funds and exchange traded funds ("ETFs"), subject to limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a "Van Eck Investment Company"). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company. To eliminate the duplication of fees, the Adviser will offset the advisory fee it charges to the Fund by the amount it collects as an advisory fee from the Van Eck Investment Company as a result of the Fund's investment. "

         2. The following paragraph replaces the paragraph under the heading "Investments in Other Investment Companies - Definition" on page 9 of the Prospectus:

         "The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to limitations under the 1940 Act. The Fund may invest in Van Eck Investment Companies. However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company. To eliminate the duplication of fees, the Adviser will offset the advisory fee it charges to the Fund by the amount it collects as an advisory fee from the Van Eck Investment Company as a result of the Fund's investment. "



             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE